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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 12, 2000
                Date of report (Date of earliest event reported)



                          ON Semiconductor Corporation
             (Exact name of registrant as specified in its charter)



       Delaware                                  000-30419                              36-3840979
(State or other jurisdiction                    (Commission                          (I.R.S. Employer
      of incorporation)                         File Number)                       Identification Number)


ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona                                                                          85008
(Address of principal executive offices)                                                 (Zip Code)



                                  602-244-6600
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated December 12, 2000 titled "ON Semiconductor Updates Fourth Quarter Earnings Estimates."



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits

Exhibit Number             Description

         99 Press release for ON Semiconductor Corporation dated December 12, 2000 titled "ON Semiconductor Updates Fourth Quarter Earnings Estimates."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ON SEMICONDUCTOR CORPORATION
                                                     (Registrant)



Date: December 12, 2000
                                      By:    /S/  DARIO SACOMANI
                                             -----------------------------------
                                             Dario Sacomani
                                             Chief Financial Officer and
                                             Senior Vice President


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                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------
         99                Press release for ON Semiconductor Corporation dated December 12,
                           2000 titled "ON Semiconductor Updates Fourth Quarter Earnings Estimates."


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